Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

          This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), made and entered into as of November 30, 2010, is by and between Electromed, Inc., a Minnesota corporation (the “Borrower”), and U.S. Bank National Association, a national banking association (the “Bank”).

RECITALS

          1.          The Bank and the Borrower entered into a Credit Agreement dated as of December 9, 2009 (the “Credit Agreement”); and

          2.          The Borrower desires to amend certain provisions of the Credit Agreement, and the Bank has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

          Section 1.          Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires.

          Section 2.          Amendments. The Credit Agreement is hereby amended as follows:

2.1 Definitions. Section 1.1 of the Credit Agreement is amended as follows:

(a) The definitions of “Fixed Charge Coverage Ratio,” “Obligations,” and “Termination Date” are amended to read in their respective entireties as follows:

“Fixed Charge Coverage Ratio”: For the four consecutive fiscal quarters ending on the date of determination, the ratio of

(a) EBITDA, plus operating lease expense, minus the sum of (i) any Restricted Payments, (ii) 50% of depreciation and (iii) tax expenses of the Borrower paid in cash,

to

          (b)          the sum of cash interest payments and all required principal payments with respect to Total Liabilities (including but not limited to all payments with respect to Capitalized Lease Obligations of the Borrower), plus operating lease expense, in each case determined for said period in accordance with GAAP.

          “Obligations”: The Borrower’s obligations in respect of the due and punctual payment of principal and interest on the Notes when and as due, whether by acceleration or otherwise, all fees (including Revolving Commitment Fees), expenses, indemnities, reimbursements and other obligations of the Borrower under this Agreement or any other Borrower Loan Document, and the Rate Protection Obligations, in all cases whether now existing or hereafter arising or incurred.

“Termination Date”: The earlier of (a) November 30, 2011, and (b) the date on which the Revolving Commitment is terminated pursuant to Section 7.2.

(b) The following new definitions are added in their proper alphabetical order:

“Revolving Commitment Fee”: As defined in Section 2.12.

“Unused Revolving Commitment”: As of any date of determination, the amount by which the Revolving Commitment Amount exceeds the principal amount of Revolving Loans outstanding on such date.

2.2 Application of Mandatory Prepayments for a Prepayment Event. Section 2.6(b) of the Credit Agreement is amended to read in its entirety as follows:

              (b)          Mandatory Prepayments for a Prepayment Event. If at any time a Prepayment Event occurs, the Borrower shall immediately pay to the Bank the net proceeds realized by such Prepayment Event. Each such payment shall be applied first to any outstanding Revolving Loans, second to the Term Loan B, and third to the Term Loan A. All prepayments applied to a Term Loan shall be applied to the scheduled principal payments on such Term Loan in the inverse order of their maturities.

2.3 Computation. Section 2.7 of the Credit Agreement is amended to read in its entirety as follows:

Section 2.7 Computation. Revolving Commitment Fees and interest on the Loans shall be computed on the basis of actual days elapsed and a year of 360 days.

2.4 Revolving Commitment Fees. The following new Section 2.12 is added to the Credit Agreement:

               Section 2.12          Revolving Commitment Fees. The Borrower shall pay to the Bank fees (the “Revolving Commitment Fees”) in an amount determined by applying a rate of 0.125% per annum to the average daily Unused Revolving Commitment for the period from the date of the First Amendment hereto to the Termination Date. Revolving Commitment Fees are payable in arrears on the last day of each fiscal quarter of the Borrower and on the Termination Date.

2.5 Financial Statements and Reports. Section 5.1(c), (d), and (e) of the Credit Agreement are amended to read in their respective entireties as follows:

               (c)          As soon as practicable and in any event within 30 days after the end of each fiscal quarter of the Borrower, (i) a compliance certificate in the form attached hereto as Exhibit G signed by the chief financial officer of the Borrower demonstrating in reasonable detail compliance (or noncompliance, as the case may be) with Sections 6.14 and 6.15 as at the end of such quarter and stating that as at the end of such quarter there existed no Default or Event of Default or, if a Default or Event of Default existed, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking, and proposes to take with respect thereto and (ii) levels of dilutive write-offs to receivables.

               (d)          As soon as practicable and in any event within 30 days after the end of each month, a Borrowing Base Certificate signed by the chief financial officer of the Borrower, reporting (i) the Borrowing Base as of the last day of the month just ended and (ii) gross monthly A/R billings.

               (e)          As soon as practicable and in any event within 120 days after the beginning of each fiscal year of the Borrower, statements of forecasted income for the Borrower for each fiscal month in such fiscal year and a forecasted balance sheet of the Borrower, together with supporting assumptions, as at the end of each fiscal month, all in reasonable detail and reasonably satisfactory in scope to the Bank.

               2.6          Disposition of Assets. Section 6.2 of the Credit Agreement is amended by (a) deleting the word “and” from the end of subsection (a) thereof; (b) deleting the period at the end of subsection (b) thereof and inserting “; and”; and (c) adding the following new subsection (c):

               (c)          the sale of property (other than accounts receivable) in an amount not to exceed $100,000 in the aggregate in an fiscal year of the Borrower (so long as before and after giving effect to each such sale no Default or Event of Default exists).

2.7 Collateral Exam. Section 6.20 of the Credit Agreement is amended to read in its entirety as follows:

Section 6.20 Collateral Exam. Upon request of the Bank, the Borrower shall permit the Bank to make collateral examinations as provided in the Security Agreement.

2.8 Form of Compliance Certificate. Exhibit G to the Credit Agreement is amended to read in its entirety as set forth on Exhibit A hereto.

          Section 3.          Effectiveness of Amendments. The amendments in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

3.1 This Amendment duly executed by the Borrower.

          3.2          A copy of the resolutions of the board of directors of the Borrower authorizing the execution, delivery, and performance of this Amendment certified as true and accurate by the Borrower’s secretary or assistant secretary, along with a certification by such secretary or assistant secretary (i) that there has been no amendment to the articles of incorporation or bylaws of the Borrower since true and accurate copies of the same were delivered to the Bank with a certificate of the secretary of the Borrower dated December 9, 2009, and (ii) as to each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the “Amendment Documents”), and as to specimens of such officer’s signature and such officer’s incumbency in such offices as such officer holds.

3.3 Certified copies of all documents evidencing any necessary corporate action, consent, or governmental or regulatory approval (if any) with respect to this Amendment.

3.4 A consent by the Guarantor in the form of Exhibit B hereto, duly executed by the Guarantor.

3.5 Good standing certificates for the Borrower and Guarantor from the State of Minnesota issued as of a date acceptable to the Bank.

          3.6          The Borrower shall have satisfied such other conditions as specified by the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

          Section 4.          Representations, Warranties, Authority, No Adverse Claim.

          4.1          Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties in the Credit Agreement are true, correct, and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date that the Bank has not waived.

          4.2          Authority, No Conflict, No Consent Required. The Borrower represents and warrants that it has the power, legal right, and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection therewith by proper corporate action, and none of the Amendment Documents and the agreements therein contravenes or constitutes a default under any agreement, instrument, or indenture to which the Borrower is a party or a signatory, any provision of the Borrower’s articles of incorporation or bylaws, or any other agreement or requirement of law, or results in the imposition of any Lien on any of the Borrower’s property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank. The Borrower represents and warrants that no consent, approval, or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those that the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank.

          4.3          No Adverse Claim. The Borrower warrants, acknowledges, and agrees that no events have taken place and no circumstances exist at the date hereof that would give the Borrower a basis to assert a defense, offset, or counterclaim to any claim of the Bank with respect to the Obligations.

          Section 5.          Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended to refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Bank that the Obligations are and continue to be secured by the security interests granted by the Borrower in favor of the Bank under the Security Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants, and representations of the Borrower under the Security Documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

          Section 6.          Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

          Section 7.          Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument, or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted so as to be effective, valid, and enforceable under the applicable law of any jurisdiction, but if any provision of this Amendment, the other Amendment Documents, or any other statement, instrument, or transaction contemplated hereby or thereby or relating hereto or thereto is held to be prohibited, invalid, or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity, or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents, or any other statement, instrument, or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity, or enforceability of such provision in any other jurisdiction.

          Section 8.          Successors. The Amendment Documents shall be binding upon the Borrower, the Bank, and their respective successors and assigns and shall inure to the benefit of the Borrower, the Bank, and the Bank’s successors and assigns.

          Section 9.          Legal Expenses. As provided in Section 8.2 of the Credit Agreement, the Borrower shall pay or reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the Bank, including filing and recording costs and fees, charges and disbursements of outside counsel to the Bank (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Bank in certain matters), and/or the allocated costs of in-house counsel incurred from time to time, in connection with the Credit Agreement, including in connection with the negotiation, preparation, execution, collection, and enforcement of the Amendment Documents and all other documents negotiated, prepared, and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Bank harmless from all liability for any stamp or other taxes that may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

          Section 10.          Headings. The headings of various sections of this Amendment are for reference only and shall not be deemed to be a part of this Amendment.

          Section 11.          Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document.

          Section 12.          Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES, AND THEIR AFFILIATES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:	ELECTROMED, INC.

	By:	/s/ Terry Belford
	Title:	Chief Financial Officer

BANK:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Dan Miller

[Signature Page to First Amendment to Credit Agreement]

EXHIBIT A TO
FIRST AMENDMENT TO
CREDIT AGREEMENT

EXHIBIT G TO
CREDIT AGREEMENT

FORM OF COMPLIANCE CERTIFICATE

To: U.S. Bank National Association:

THE UNDERSIGNED HEREBY CERTIFIES THAT:

          (1)          I am the duly elected chief financial officer of Electromed, Inc. (the “Borrower”);

          (2)          I have reviewed the terms of the Credit Agreement dated as of December 9, 2009, between the Borrower and U.S. Bank National Association (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”), and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower during the accounting period covered by the Attachment hereto;

          (3)          The examination described in paragraph (2) did not disclose, and I have no knowledge, whether arising out of such examinations or otherwise, of the existence of any condition or event that constitutes a Default or an Event of Default (as such terms are defined in the Credit Agreement) during or at the end of the accounting period covered by the Attachment hereto or as of the date of this Certificate, except as described below (or on a separate attachment to this Certificate). The exceptions listing, in detail, the nature of the condition or event, the period during which it has existed, and the action the Borrower has taken, is taking, or proposes to take with respect to each such condition or event are as follows:

          The foregoing certification, together with the computations in the Attachment hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this_____ day of_________________ , ________ pursuant to Section 5.1(d) of the Credit Agreement.

ELECTROMED, INC.

By

Title

[Signature Page to First Amendment to Credit Agreement]

ATTACHMENT TO COMPLIANCE CERTIFICATE

This Compliance Certificate is delivered under the Credit Agreement dated as of December 9, 2009, as amended, between Electromed and U.S. Bank National Association (the “Credit Agreement”).

All terms used in this Compliance Certificate shall have the meanings given them in the Credit Agreement.

The figures used in this Compliance Certificate were determined as of _________________.

I certify that the following amounts were correctly determined according to the Credit Agreement as of the date set forth above:

1. Total Cash Flow Leverage (Tested Quarterly) In Compliance Yes _____ No ____

Long Term Interest Bearing Debt
Plus Short Term Interest Bearing Debt
Plus Capital Leases
Plus 6 times Annual Rent Expense
Total (A)

EBITDAR for LTM (B)

Ratio of (A) to (B)

2. Fixed Charge Coverage Ratio (Tested Quarterly) In Compliance Yes _____ No ____

For LTM
EBITDAR
Less:
Cash Taxes
Cash Dividends/Cash distributions
Maintenance CAPEX (50% of Depreciation Expense)
Total (A)

Required Principal Payments
Plus Cash Interest Payments
Plus Rental or Lease Expense
Total (B)

Ratio of (A) to (B)

[Signature Page to First Amendment to Credit Agreement]

3. No Additional Interest Bearing Debt (except for $2.5MM debentures, if approved by US Bank) (Tested Quarterly)

In Compliance Yes _____ No _____

I further certify that the Borrower is in compliance with all other terms and conditions of the Agreement and that no Event of Default or event that with notice or lapse of time would be an Event of Default has occurred since the last Compliance Certificate provided to the Bank.

Electromed, Inc.

By

Title

[Signature Page to First Amendment to Credit Agreement]

EXHIBIT B TO
FIRST AMENDMENT TO
CREDIT AGREEMENT

REAFFIRMATION OF GUARANTY

          This REAFFIRMATION OF GUARANTY is executed as of November __, 2010, and is made and given by Electromed Financial, LLC (the “Guarantor”) in favor of U.S. Bank National Association (the “Bank”).

          The Guarantor has executed and delivered to the Bank a Guaranty dated as of December 9, 2009 (as amended, the “Guaranty”), in connection with the Credit Agreement dated as of December 9, 2009, by and between Electromed, Inc. (the “Borrower”) and the Bank (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”) and the Notes dated as of December 9, 2009, made by the Borrower in favor of the Bank. Capitalized terms used but not defined herein shall have the meanings given in the Credit Agreement.

          The Guarantor acknowledges that it has received a copy of the proposed First Amendment to Credit Agreement, to be dated concurrently herewith (the “Amendment”). The Guarantor agrees and acknowledges that the Amendment shall in no way impair or limit the rights of the Bank under the Guaranty, and confirms that by, and subject to the terms and conditions of, the Guaranty, the Guarantor continues to guaranty payment and performance of the obligations of the Borrower to the Bank under the Credit Agreement and the Notes as amended pursuant to the Amendment. The Guarantor hereby confirms that the Guaranty remains in full force and effect, enforceable against the Guarantor in accordance with its terms.

ELECTROMED FINANCIAL, LLC

By:
Title: